www.fsinvestmentcorp.com FS Investment Corporation THIRD QUARTER 2014 FINANCIAL INFORMATION Exhibit 99.2

Important Disclosure Notice
This presentation may contain certain forward-looking statements, including statements with regard to the future performance of
FS Investment Corporation (FSIC, we or us). Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in FSIC's operations or the economy due generally to terrorism or natural disasters, future changes in laws or regulations and conditions in FSIC's operating area, and the price at which shares of common stock may trade on the New York Stock Exchange LLC (NYSE). Some of these factors are enumerated in the filings FSIC makes with the
Securities and Exchange Commission (SEC). FSIC undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation contains summaries of certain financial and statistical information about FSIC. The information contained in this presentation is summary information that is intended to be considered in the context of FSIC’s SEC filings and other public announcements that FSIC may make, by press release or otherwise, from time to time. FSIC undertakes no duty or obligation to update or revise the information contained in this presentation. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. Investors should not view the past performance of FSIC, or information about the market, as indicative of FSIC’s future results.
This presentation contains certain financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (GAAP). FSIC uses these non-GAAP financial measures internally in analyzing financial results and believes that the presentation of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing results and trends and in comparing FSIC’s financial results with other business development companies.
Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with FSIC’s consolidated financial statements prepared in accordance with
GAAP. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the table on page 15 included in this presentation and investors are encouraged to review the reconciliation.
Certain figures in this presentation have been rounded.

Financial and Portfolio Highlights
Financial Highlights
(all per share amounts are basic and diluted) 1
Q3-14 Q2-14 Q3-13 9ME-14 9ME-13
Net investment income per share $ 0.25 $ 0.23 $ 0.26 $ 0.69 $ 0.76
Adjusted net investment income per share 2* $ 0.25 $ 0.26 $ 0.25 $ 0.75 $ 0.76
Total net realized and unrealized gain (loss) on investments per share $ (0.02) $ 0.04 $ (0.03) $ 0.12 $ (0.01)
Net increase (decrease) in net assets resulting from operations (Earnings per
Share) $ 0.23 $ 0.27 $ 0.23 $ 0.81 $ 0.74
Stockholder distributions per share 3** $ 0.3228 $ 0.2228 $ 0.2093 $ 0.7616 $ 0.6166
Net asset value per share at period end $ 10.19 $ 10.28 $ 10.10 $ 10.19 $ 10.10
Weighted average shares outstanding 239,548,922 255,301,300 256,108,444 251,603,035 254,322,277
Shares outstanding, end of period 240,001,859 239,026,360 257,190,300 240,001,859 257,190,300
Portfolio Highlights
(in thousands)
Q3-14 Q2-14 Q3-13 9ME-14 9ME-13
Purchases $ 432,026 $ 737,704 $ 875,476 $ 1,641,221 $ (2,204,560)
Sales and Redemptions (348,358) (609,417) (668,647) (1,523,890) 1,974,977
Net Portfolio Activity $ 83,668 $ 128,287 $ 206,829 $ 117,331 $ (229,583)
Total fair value of investments $ 4,316,524 $ 4,227,103 $ 4,200,801 $ 4,316,524 $ 4,200,801
Total assets $ 4,570,655 $ 4,572,364 $ 4,633,585 $ 4,570,655 $ 4,633,585
*See page 15 hereof for reconciliations between net investment income per share and adjusted net investment income per share.
**On July 1, 2014, the board of directors of FSIC declared a special cash distribution of $0.10 per share, which was paid on August 15, 2014 to stockholders of record as of the close of business on July 31, 2014.
Endnotes begin on page 16.

Select Historical Information
As of
(dollar amounts in thousands)
9/30/2014 6/30/2014 3/31/2014 12/31/2013 9/30/2013
Investments, at fair value $ 4,316,524 $ 4,227,103 $ 4,077,627 $ 4,137,581 $ 4,200,801
Portfolio Data
Number of Portfolio Companies 128 125 148 165 182
Average Annual EBITDA of Portfolio Companies $ 148,000 $ 181,000 $ 174,200 $ 190,700 $ 252,900
Weighted Average Purchase Price of Investments (as a % of par or stated value) 97.7% 97.4% 97.1% 97.3% 97.3%
Weighted Average Credit Rating of Investments that were Rated

B3 B3 B3 B3 B3
% of Investments on Non-Accrual (based on fair value)
5
0.5% 0.5% — — —
Asset Class (based on fair value)
Senior Secured Loans—First Lien 54% 54% 50% 51% 51%
Senior Secured Loans—Second Lien 18% 18% 22% 22% 22%
Senior Secured Bonds 8% 9% 10% 9% 9%
Subordinated Debt 11% 10% 10% 10% 11%
Collateralized Securities 3% 3% 3% 4% 3%
Equity/Other 6% 6% 5% 4% 4%
Portfolio Composition by Strategy (based on fair value) 6
Direct Originations 70% 66% 57% 51% 52%
Opportunistic 20% 22% 26% 28% 25%
Broadly Syndicated/Other 10% 12% 17% 21% 23%
Interest Rate Type (based on fair value)
% Variable Rate 71.4% 71.2% 71.3% 72.2% 70.0%
% Fixed Rate 22.1% 22.9% 22.9% 23.5% 26.3%
% Income Producing Equity or Other Investments 2.5% 2.5% 2.5% 2.4% 2.2%
% Non-Income Producing Equity or Other Investments 4.0% 3.4% 3.3% 1.9% 1.5%
Yields
Gross Portfolio Yield Prior to Leverage (based on amortized cost) 9.9% 9.9% 10.2% 10.1% 10.4%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)—Excluding Non-Income
Producing Assets 10.3% 10.3% 10.3% 10.2% 10.6%

Select Direct Origination Information
Three Months Ended
(dollar amounts in thousands)
9/30/2014 6/30/2014 3/31/2014 12/31/2013 9/30/2013
New Direct Originations
Total Commitments (including unfunded commitments)
$ 451,931 $ 529,871 $ 369,033 $ 86,913 $ 614,862
Exited Investments (including partial paydowns)
(213,837) (114,422) (126,964) (188,718) (97,561)
Net Direct Originations $ 238,094 $ 415,449 $ 242,069 $ (101,805) $ 517,301
New Direct Originations by Asset Class (including unfunded commitments)
Senior Secured Loans—First Lien
80% 76% 24% 78% 67%
Senior Secured Loans—Second Lien
11% — 65% — 23%
Senior Secured Bonds
— 5% 4% — —
Subordinated Debt
9% 12% 2% — 6%
Collateralized Securities
— — — 19% —
Equity/Other
0% 7% 5% 3% 4%
Average New Direct Origination Commitment Amount
$ 37,661 $ 44,156 $ 28,387 $ 21,728 $ 55,897
Weighted Average Maturity for New Direct Originations
3/18/2020 1/6/2020 10/12/2020 5/19/2019 7/31/2018
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct
Originations during Period
9.7% 10.4% 9.1% 9.2% 11.7%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct
Originations during Period—Excluding Non-Income Producing Assets
9.7% 11.2% 9.6% 9.5% 11.8%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Direct Originations
Exited during Period
10.0% 11.2% 9.4% 16.9% 11.0%
As of
Characteristics of All Direct Originations held in Portfolio 9/30/2014 12/31/2013
Direct Originations, at fair value $ 3,001,347 $ 2,096,806
Number of Portfolio Companies 48 35
Average Annual EBITDA of Portfolio Companies $ 48,800 $ 34,900
Average Leverage Through Tranche of Portfolio Companies—Excluding Equity/Other and
Collateralized Securities 4.4x 4.0x
% of Investments on Non-Accrual
— —
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct
Originations 9.8% 9.9%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct
Originations—Excluding Non-Income Producing Assets 10.1% 10.0%

Quarterly Operating Results
Three Months Ended
(dollar amounts in thousands, except per share amounts)
9/30/2014 6/30/2014 3/31/2014 12/31/2013 9/30/2013
Total investment income $ 115,917 $ 120,721 $ 114,796 $ 116,866 $ 123,307
Net expenses (55,814) (62,748) (58,919) (59,446) (54,793)
Net investment income before taxes $ 60,103 $ 57,973 $ 55,877 $ 57,420 $ 68,514
Excise taxes — — — (5,000) (742)
Net investment income $ 60,103 $ 57,973 $ 55,877 $ 52,420 $ 67,772
Total net realized and unrealized gain (loss) on investments (4,504) 11,338 24,183 24,388 (8,155)
Net increase (decrease) in net assets resulting from operations $ 55,599 $ 69,311 $ 80,060 $ 76,808 $ 59,617
Per share 1
Net investment income $ 0.25 $ 0.23 $ 0.22 $ 0.20 $ 0.26
Adjusted net investment income 2 $ 0.25 $ 0.26 $ 0.23 $ 0.24 $ 0.25
Net increase (decrease) in net assets resulting from operations
(Earnings per Share) $ 0.23 $ 0.27 $ 0.31 $ 0.30 $ 0.23
Stockholder distributions 3* $ 0.3228 $ 0.2228 $ 0.2160 $ 0.2137 $ 0.2093
Weighted average shares outstanding 239,548,922 255,301,300 260,185,661 258,262,842 256,108,444
Shares outstanding, end of period 240,001,859 239,026,360 261,301,955 259,320,161 257,190,300
Nine Months Ended
(dollar amounts in thousands, except per share amounts)
9/30/2014 9/30/2013
Total investment income $ 351,434 $ 357,700
Net expenses (177,481) (164,402)
Net investment income before taxes $ 173,953 $ 193,298
Excise taxes — (742)
Net investment income $ 173,953 $ 192,556
Total net realized and unrealized gain (loss) on investments 31,017 (3,524)
Net increase (decrease) in net assets resulting from operations $ 204,970 $ 189,032
Per share 1
Net investment income $ 0.69 $ 0.76
Adjusted net investment income 2 $ 0.75 $ 0.76
Net increase (decrease) in net assets resulting from operations
(Earnings per Share) $ 0.81 $ 0.74
Stockholder distributions 3* $ 0.7616 $ 0.6166
Weighted average shares outstanding 251,603,035 254,322,277
Shares outstanding, end of period 240,001,859 257,190,300
*On July 1, 2014, the board of directors of FSIC declared a special cash distribution of $0.10 per share, which was paid on August 15, 2014 to stockholders of record as of the close of business on July 31, 2014.

Quarterly Operating Results Detail
Three Months Ended
(in thousands)
9/30/2014 6/30/2014 3/31/2014 12/31/2013 9/30/2013
Investment income
Interest income—unaffiliated $ 104,823 $ 102,096 $ 104,711 $ 109,907 $ 109,886
Fee income—unaffiliated 10,606 18,450 10,085 6,903 11,975
Dividend income—unaffiliated 488 175 — 56 1,446
Total investment income $ 115,917 $ 120,721 $ 114,796 $ 116,866 $ 123,307
Operating expenses
Management fees $ 20,000 $ 22,695 $ 22,371 $ 22,706 22,720
Capital gains incentive fees 7 (910) 2,268 4,836 4,794 (1,548)
Subordinated income incentive fees 14,794 15,061 15,178 14,303 16,555
Administrative services expenses 1,202 1,189 1,200 1,131 1,243
Stock transfer agent fees 4 546 451 420 610
Accounting and administrative fees 172 320 332 327 343
Interest expense 18,940 14,129 12,700 13,653 13,098
Directors' fees 266 264 265 254 241
Listing advisory fees — 5,043 — — —
Other general and administrative expenses 1,346 4,070 1,586 1,858 1,531
Total operating expenses $ 55,814 $ 65,585 $ 58,919 $ 59,446 $ 54,793
Management fee waiver — (2,837) — — —
Net expenses $ 55,814 $ 62,748 $ 58,919 $ 59,446 $ 54,793
Net investment income before taxes $ 60,103 $ 57,973 $ 55,877 $ 57,420 $ 68,514
Excise taxes — — — (5,000) (742)
Net investment income $ 60,103 $ 57,973 $ 55,877 $ 52,420 $ 67,772

Quarterly Gain/Loss Information
Three Months Ended
(in thousands)
9/30/2014 6/30/2014 3/31/2014 12/31/2013 9/30/2013
Realized gain/loss
Net realized gain (loss) on investments—unaffiliated $ 5,421 $ 6,716 $ 13,822 $ 9,794 $ 6,602
Net realized gain (loss) on foreign currency (338) 114 (19) (79) 70
Total net realized gain (loss) $ 5,083 $ 6,830 $ 13,803 $ 9,715 $ 6,672
Unrealized gain/loss
Net change in unrealized appreciation (depreciation) on
investments—unaffiliated $ (8,901) $ 4,706 $ 10,335 $ 14,855 $ (14,857)
Net change in unrealized appreciation (depreciation) on
investments—affiliated (747) (299) — — —
Net change in unrealized gain (loss) on foreign currency 61 101 45 (182) 30
Total net unrealized gain (loss) $ (9,587) $ 4,508 $ 10,380 $ 14,673 $ (14,827)
Total net realized and unrealized gain (loss) on investments $ (4,504) $ 11,338 $ 24,183 $ 24,388 $ (8,155)

Quarterly Balance Sheets
As of
(in thousands, except per share amounts)
9/30/2014 6/30/2014 3/31/2014 12/31/2013 9/30/2013
Assets
Investments, at fair value—unaffiliated $ 4,299,639 $ 4,209,471 $ 4,077,627 $ 4,137,581 $ 4,200,801
Investments, at fair value—affiliated 16,885 17,632 — — —
Cash 179,984 244,074 297,685 227,328 290,439
Receivable for investments sold and repaid 9,502 35,592 67,779 26,722 85,341
Interest receivable 52,650 56,362 55,327 47,622 51,075
Deferred financing costs 10,962 7,768 4,845 5,168 5,757
Prepaid expenses and other assets 1,033 1,465 404 156 172
Total assets $ 4,570,655 $ 4,572,364 $ 4,503,667 $ 4,444,577 $ 4,633,585
Liabilities
Payable for investments purchased $ 105,425 $ 92,522 $ 24,321 $ 23,423 $ 44,648
Credit facilities payable 564,294 965,686 738,482 723,682 986,421
Unsecured notes payable 400,000 — — — —
Repurchase agreement payable 950,000 950,000 950,000 950,000 906,083
Stockholder distributions payable 17,819 17,748 18,814 18,671 17,939
Management fees payable 20,009 19,862 22,375 22,700 22,808
Accrued capital gains incentive fees 36,737 37,647 35,379 32,133 27,339
Subordinated income incentive fees payable 14,794 15,061 15,178 14,303 16,555
Administrative services expense payable 988 1,686 1,820 1,153 1,361
Interest payable 12,801 11,509 10,302 10,563 10,545
Directors' fees payable 292 253 254 254 229
Other accrued expenses and liabilities 1,712 2,823 1,573 6,703 1,967
Total liabilities $ 2,124,871 $ 2,114,797 $ 1,818,498 $ 1,803,585 $ 2,035,895
Stockholders' Equity
Preferred stock, $0.001 par value — — — — —
Common stock, $0.001 par value $ 240 $ 239 $ 261 $ 259 $ 257
Capital in excess of par value 2,256,843 2,246,910 2,487,105 2,466,753 2,451,662
Accumulated undistributed net realized gains on investments and gain/loss on foreign currency 9,431 75,977 69,147 55,344 5,014
Accumulated undistributed (distributions in excess of) net investment income 90,655 36,239 34,962 35,322 72,116
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency 88,615 98,202 93,694 83,314 68,641
Total stockholders' equity $ 2,445,784 $ 2,457,567 $ 2,685,169 $ 2,640,992 $ 2,597,690
Total liabilities and stockholders' equity $ 4,570,655 $ 4,572,364 $ 4,503,667 $ 4,444,577 $ 4,633,585
Net asset value per share of common stock at period end $ 10.19 $ 10.28 $ 10.28 $ 10.18 $ 10.10

Financing Arrangements
Financing Arrangements as of
September 30, 2014
Type of Financing
Arrangement Rate
Amount
Outstanding
Amount
Available Maturity Date
(in thousands)
Broad Street Credit Facility Revolving Credit Facility L + 1.50% $ 80,608 $ 44,392 December 20, 2014
ING Credit Facility Revolving Credit Facility L + 2.50% $ 270,886 $ 29,114 April 3, 2018
JPM Facility Repurchase Agreement 3.25% $ 950,000 $ — April 15, 2017
Walnut Street Credit Facility Revolving Credit Facility L + 1.50% to 2.50% $ 212,800 $ 87,200 May 17, 2017
4.000% Notes due 2019 9 Unsecured Notes 4.00% $ 400,000 $ — July 15, 2019
Total debt outstanding under debt facilities $ 1,914,294
Debt/equity ratio 10 78.3%
Weighted average effective interest rate on borrowings (including non-usage fees) 3.3%
% of debt outstanding at fixed interest rates 70.5%
% of debt outstanding at variable interest rates 29.5%
Financing Arrangements as of
June 30, 2014
Type of Financing
Arrangement Rate
Amount
Outstanding
Amount
Available Maturity Date
(in thousands)
Arch Street Credit Facility 8 Revolving Credit Facility L + 2.05% $ 350,000 $ — August 29, 2016
Broad Street Credit Facility Revolving Credit Facility L + 1.50% $ 125,000 $ — December 20, 2014
ING Credit Facility Revolving Credit Facility L + 2.50% $ 250,886 $ 49,114 April 3, 2018
JPM Facility Repurchase Agreement 3.25% $ 950,000 $ — April 15, 2017
Walnut Street Credit Facility Revolving Credit Facility L + 1.50% to 2.50% $ 239,800 $ 60,200 May 17, 2017
Total debt outstanding under debt facilities $ 1,915,686
Debt/equity ratio 10 78.0%
Weighted average effective interest rate on borrowings (including non-usage fees) 2.9%
% of debt outstanding at fixed interest rates 49.6%
% of debt outstanding at variable interest rates 50.4%

11
Distribution History

•
On October 10, 2014, the board of directors of FSIC declared a regular monthly cash distribution of $0.07425 per share. The regular monthly cash distribution was paid on November 4, 2014 to stockholders of record as of the close of business on October 27, 2014.
•
On October 10, 2014, the board of directors of FSIC declared a special cash distribution of $0.10 per share, which will be paid on or about November
14, 2014 to stockholders of record as of the close of business on October 31, 2014.
•
On November 6, 2014, the board of directors of FSIC declared a regular monthly cash distribution of $0.07425 per share. The regular monthly cash distribution will be paid on or about December 2, 2014 to stockholders of record as of the close of business on November 20, 2014.
•
As of September 30, 2014, FSIC had approximately $162.4 million ($0.68 per share based on shares outstanding) of undistributed net investment income and realized gains on a tax basis.
$0.05
$0.07
$0.07
$0.01
$0.02
$0.015
$0.05
$0.10 $0.10

Investment Portfolio
•
As of September 30, 2014, FSIC's three largest industry concentrations based on fair value were Capital Goods (21%);
Consumer Services (17%); and Energy (10%).
•
As of September 30, 2014, FSIC's portfolio assets in Retailing amounted to less than 1% based on fair value.
Industry Diversification
As of September 30, 2014, based on fair value

Issuer Concentration
Issuer Concentration
Top ten portfolio companies as of September 30, 2014, based on fair value and excluding unfunded commitment amounts
All other investments
•
FSIC's top ten portfolio companies by fair value represent 35.2% of the company's total portfolio.

Portfolio Asset Quality
As of
September 30, 2014 June 30, 2014 September 30, 2013
Investment Rating
12
Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio
1
$ 533,141 12% $ 402,787 9% $ 300,405 7%
2
3,386,481 79% 3,450,489 82% 3,551,113 85%
3
359,759 8% 331,225 8% 300,802 7%
4
14,994 0% 15,310 0% 45,326 1%
5
22,149 1% 27,292 1% 3,155 0%
Total
$ 4,316,524 100% $ 4,227,103 100% $ 4,200,801 100%
Investment Rating Summary Description
1 Investment exceeding expectations and/or capital gain expected.
2 Performing investment generally executing in accordance with the portfolio company's business plan—full return of principal and interest expected.
3 Performing investment requiring closer monitoring.
4 Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.
5 Underperforming investment with expected loss of interest and some principal.

Reconciliation of Non-GAAP Financial Measures
1
Three Months Ended
9/30/2014 6/30/2014 3/31/2014 12/31/2013 9/30/2013
GAAP net investment income per share $ 0.25 $ 0.23 $ 0.22 $ 0.20 $ 0.26
Plus capital gains incentive fees per share — 0.01 0.02 0.02 (0.01)
Plus excise taxes per share — — — 0.02 —
Plus one-time expenses per share 13 0.01 0.02 — — —
Adjusted net investment income per share $ 0.25 $ 0.26 $ 0.23 $ 0.24 $ 0.25
Nine Months Ended
9/30/2014 9/30/2013
GAAP net investment income per share $ 0.69 $ 0.76
Plus capital gains incentive fees 0.02 —
Plus excise taxes per share — —
Plus one-time expenses per share 13
0.03 —
Adjusted net investment income per share $ 0.75 $ 0.76

End Notes
1)
The per share data was derived by using the weighted average shares of our common stock outstanding during the applicable period. Per share numbers may not sum due to rounding.
2)
Adjusted net investment income is a non-GAAP financial measure. We present adjusted net investment income for all periods as GAAP net investment income excluding (i) the accrual for the capital gains incentive fee for realized and unrealized gains; (ii) excise taxes; and (iii) certain non-recurring operating expenses that are one-time in nature and are not representative of ongoing operating expenses incurred during FSIC's normal course of business (referred to herein as one-time expenses). We use this non-GAAP financial measure internally in analyzing financial results and believe that the use of this non-GAAP financial measure is useful to investors as an additional tool to evaluate ongoing results and trends and in comparing our financial results with other business development companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Reconciliations of GAAP net investment income to adjusted net investment income can be found on page 15 of this presentation.
3)
The per share data for distributions reflects the actual amount of distributions paid per share of our common stock during the applicable period.
4)
The weighted average credit rating of investments is based upon the investments in our portfolio that were rated, based upon the scale of
Moody's Investors Service, Inc. As of September 30, 2014, approximately 27.1% of our portfolio (based on the fair value of our investments) was rated.
5)
We record interest income on an accrual basis. Generally, investments are placed on non-accrual when the collection of future interest and principal payments is uncertain.
6)
We have identified and intend to focus on the following investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.
Direct Originations: We intend to leverage our relationship with GSO / Blackstone Debt Funds Management LLC and its global sourcing and origination platform to directly source investment opportunities. Such investments are originated or structured specifically for us or made by us and are not generally available to the broader market. These investments may include both debt and equity components, although we do not expect to make equity investments independent of having an existing credit relationship. We believe directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.
Opportunistic: We intend to seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. We seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment. Such opportunities may include event driven investments, anchor orders and collateralized securities.
Broadly Syndicated/Other: Although our primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our directly originated investments and provide a complement to our less liquid strategies. In addition, and because we typically receive more attractive financing terms on these positions than we do on our less liquid assets, we are able to leverage the broadly syndicated portion of our portfolio in such a way that maximizes the levered return potential of our portfolio.

End Notes (Cont'd)
7) During the three months ended September 30, 2014, FSIC reversed capital gains incentive fees of $910 based on the performance of its portfolio. No such fee is actually payable by FSIC with respect to unrealized gains unless and until those gains are actually realized.
8) On July 14, 2014, we repaid the Arch Street credit facility in full. In conjunction with the repayment of the Arch Street credit facility, $2,226 of remaining unamortized deferred financing costs were charged to interest expense. The Arch Street credit facility provided for borrowings in an aggregate principal amount up to $350,000 on a committed basis.
9) On July 14, 2014, FSIC and U.S. Bank National Association entered into an indenture and a first supplemental indenture relating to FSIC's issuance of $400,000 aggregate principal amount of 4.000% notes due 2019. The notes mature on July 15, 2019 and may be redeemed in whole or in part at FSIC's option at any time or from time to time at the redemption price set forth in the indenture. The notes bear interest at a rate of 4.000% per year payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2015. The notes are general unsecured obligations of FSIC that rank senior in right of payment to all of FSIC's existing and future indebtedness that is expressly subordinated in right of payment to the notes and rank parri passu with all outstanding and future unsecured unsubordinated indebtedness issued by FSIC. The net proceeds to FSIC from the offering were approximately $394,392 before expenses, after deducting underwriting discounts and commissions of $3,600. On July 14, 2014, FSIC used $350,000 of the net proceeds from the notes offering to repay the Arch
Street credit facility in full and $44,392 of the net proceeds to repay borrowings under the Broad Street credit facility. For more information regarding the notes, see Note 8 to FSIC's unaudited consolidated financial statements for the quarterly period ended September 30, 2014.
10) The debt/equity ratio is the ratio of total debt outstanding to stockholder's equity as of the applicable date.
11) To date, no portion of any distributions paid to stockholders have been paid from offering proceeds or borrowings. A portion of future distributions to stockholders may be deemed to constitute a return of capital for tax purposes due to the character of the amounts received by
FSIC from portfolio companies. Any such return of capital will not reduce the amounts available for investments. The timing and amount of any future distributions on FSIC's shares of common stock are subject to applicable legal restrictions and the sole discretion of FSIC's board of directors. Therefore there can be no assurance as to the amount or timing of any such future distributions.
12) Based on the investment rating system as described in FSIC's quarterly report on Form 10-Q for the period ended September 30, 2014, under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations — Portfolio Asset Quality."
13) FSIC's one-time expenses for the three and nine months ended September 30, 2014 were $1,780 and $7,380, respectively. For the three months ended September 30, 2014, FSIC incurred $2,226 of remaining unamortized deferred financing costs associated with the closing of the Arch Street credit facility. These costs were partially offset by a $446 reduction in FSIC's subordinated incentive fee on income due to the reduction in pre-incentive fee net investment income associated with the one-time expenses.  In addition to these costs, during the nine months ended September 30, 2014, FSIC incurred expenses of $7,000 in connection with the listing of its shares on the NYSE, including listing advisory fees of $5,043 and other legal, printing and marketing expenses. These expenses were partially offset by a $1,400 reduction in FSIC's subordinated incentive fee on income.

Corporate Information
Board of Directors Executive Officers Investor Relations Contact
Michael C. Forman Michael C. Forman Ben Holman
Chairman of the Board
Chief Executive Officer
Chairman of the Board
Chief Executive Officer
Phone: (215)-220-6266
Email: ben.holman@franklinsquare.com
David J. Adelman Gerald F. Stahlecker
Vice Chairman
President and Chief Executive Officer of Campus Apartments, Inc.
President
Michael J. Hagan Brad Marshall
Lead Independent Director
Chairman, President and Chief Executive of LifeShield Security, Inc.
Senior Portfolio Manager
Managing Director, GSO / Blackstone
Gregory P. Chandler Zachary Klehr
Chief Financial Officer of Emtec, Inc. Executive Vice President
Barry H. Frank Sean Coleman
Partner with law firm of Archer & Greiner, P.C. Managing Director
Thomas J. Gravina William Goebel
Executive Chairman of GPX Enterprises, L.P. Chief Financial Officer
Jeffrey K. Harrow Salvatore Faia
Chairman of Sparks Marketing Group, Inc. Chief Compliance Officer
Michael Heller Stephen S. Sypherd
President and Chief Executive Officer of Cozen O'Conner Vice President, Treasurer and Secretary
Paul Mendelson
Senior Advisor for Business Development for Lincoln Investment
Planning, Inc
Pedro A. Ramos
Partner with law firm of Schnader Harrison Segal & Lewis, LLP